UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

BioMarin Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-26727	68-0397820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Lindaro Street	San Rafael	California	94901
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 506-6700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BMRN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2024, BioMarin Pharmaceutical Inc. (“BioMarin” or the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 189,775,040 shares of common stock were entitled to vote as of March 25, 2024, the record date for the Annual Meeting. There were 162,989,650 shares of common stock present in person or represented by proxy at the Annual Meeting at which the stockholders were asked to vote on three proposals, each of which is described in more detail in BioMarin’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 9, 2024 (the “Proxy Statement”). Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal.

Proposal 1: Election of Directors

Directors Elected	Vote For	Withheld	Broker Non-Votes
Elizabeth McKee Anderson	143,725,729	9,003,309	10,260,612
Barbara W. Bodem	152,126,450	602,588	10,260,612
Athena Countouriotis, M.D.	152,107,502	621,536	10,260,612
Willard Dere, M.D.	147,153,181	5,575,857	10,260,612
Mark J. Enyedy	152,125,947	603,091	10,260,612
Alexander Hardy	151,780,693	948,345	10,260,612
Elaine J. Heron, Ph.D.	144,192,766	8,536,272	10,260,612
Maykin Ho, Ph.D.	143,813,807	8,915,231	10,260,612
Robert J. Hombach	149,094,947	3,634,091	10,260,612
Richard A. Meier	146,622,137	6,106,901	10,260,612
David E.I. Pyott, M.D. (Hon.)	146,332,496	6,396,542	10,260,612

Based on the votes set forth above, BioMarin’s stockholders elected each of the eleven nominees set forth above to serve as a director of BioMarin until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The ratification of the selection of KPMG LLP as BioMarin’s independent registered public accounting firm for the fiscal year ending December 31, 2024, as set forth in the Proxy Statement, received the following votes:

For	Against	Abstain
156,548,552	6,404,458	36,640

Based on the votes set forth above, BioMarin’s stockholders ratified the selection of KPMG LLP as BioMarin’s independent registered public accounting firm to serve for the year ending December 31, 2024.

Proposal 3: Advisory Vote on the Compensation of Named Executive Officers

The advisory (non-binding) vote to approve the compensation of BioMarin’s named executive officers, as set forth in the Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
141,887,490	10,757,670	83,878	10,260,612

Based on the votes set forth above, BioMarin’s stockholders approved, on an advisory basis, the compensation of BioMarin’s named executive officers, as set forth in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: May 24, 2024	By:	/s/ G. Eric Davis
G. Eric Davis Executive Vice President, Chief Legal Officer